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                                                                    EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, and accompanies the annual report on Form 10-KSB for the year ended December 31, 2004 (the "Form 10-KSB") of Community Shores Bank Corporation (the "Issuer").

      I, Tracey A. Welsh, Senior Vice President, Chief Financial Officer and Treasurer of the Issuer, certify that:

      (i) the Form 10-KSB fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d); and

      (ii) to my knowledge, the information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Issuer as of and for the period covered by the report.

Dated: March 30, 2005

                                           /s/ Tracey A. Welsh
                                           ------------------------------------
                                           Tracey A. Welsh
                                           Senior Vice President, Chief
                                           Financial Officer and Treasurer